Exhibit 23.2 - Auditor's Consent


                     LUCAS, HORSFALL, MURPHY & PINDROH, LLP

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-8 of Ohana Enterprises of our report dated April 30, 2003 relating to the financial statements of Virtual Interviews, Inc.


                   /s/ Lucas, Horsfall, Murphy & Pindroh, LLP
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                     Lucas, Horsfall, Murphy & Pindroh, LLP

                          CERTIFIED PUBLIC ACCOUNTANTS

Pasadena, California
June 12, 2003